Robert H. Baldwin
   President
                            BELLAGIO

July 31, 1998


Mr. Stephen A. Wynn
Chairman of the Board, President
  and Chief Executive Officer
Mirage Resorts, Incorporated
3400 Las Vegas Boulevard South
Las Vegas, Nevada  89109

Dear Steve:

This confirms the agreement this date between Bellagio and you with respect to the works of fine art entitled "Flag on Orange Field II" by Jasper Johns (1958, encaustic on canvas, 54 x 36-1/4 inches), and "Untitled IX" by Willem de Kooning (1977, oil on canvas, 70 x 80 inches) (collectively, the "Works"), each of which you purchased from an independent party on June 19, 1998 at a purchase price of $13,000,000 and $1,650,000, respectively.

     1. The January 14, 1998 agreement between Bellagio and you, as subsequently amended (the "Original Agreement"), is hereby amended to provide that, effective June 19, 1998, the Exhibit`B' Art referenced therein which you are renting to Bellagio shall include the Works.

     2. The terms of the rental of the Works shall be the same as those set forth in the Original Agreement with respect to the Exhibit `B' Art, except that the annual rental for the Works, payable in equal monthly installments in advance, shall be $156,000 and $19,800, respectively. Rent for the Works payable for the period prior to the date hereof shall be included in the August 1998 rent payment.

     3. The Works shall be maintained on public display and shall be available for educational purposes in any hotel-casino operated by any wholly owned subsidiary of Mirage Resorts, Incorporated in conformity with the requirements of NRS 361.068(k) and NRS 374 and any regulations promulgated thereunder.

         P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                         EXHIBIT 10.1

Mr. Stephen A. Wynn
Mirage Resorts, Incorporated
July 31, 1998
Page Two



Please sign below to confirm your agreement to the foregoing.
My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO


By:  ROBERT H. BALDWIN
     ___________________________
     ROBERT H. BALDWIN
     President and Chief
     Executive Officer

I hereby agree to the foregoing.

     STEPHEN A. WYNN
     ___________________________
     STEPHEN A. WYNN


cc:    Bruce A. Levin
       Peter C. Walsh
       James E. Pettis


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